UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2020

FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 810-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market

Item 2.02 Results of Operations and Financial Condition

On June 25, 2020, FactSet Research Systems Inc. ("FactSet" or the "Company") issued a press release announcing its results for the three months ended May 31, 2020. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished pursuant to this Item 2.02 (Results of Operations and Financial Condition), including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 to this Report contains certain financial measures that are considered non-GAAP financial measures as defined in the rules issued by the Securities and Exchange Commission. Exhibit 99.1 to this Report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding FactSet’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which the Company’s management uses the non-GAAP financial measures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 23, 2020, the Board of Directors (the “Board”) of FactSet accepted the resignations of Philip A. Hadley and Scott A. Billeadeau as directors of the Company. Mr. Hadley's resignation was effective on June 23, 2020, and Mr. Billeadeau's resignation will be effective at the time of the Company’s 2020 annual meeting of stockholders, currently anticipated to take place on or around December 17, 2020. Mr. Hadley has served on the Board since 2000 and Mr. Billeadeau has served on the Board since 2001. The resignations of Mr. Hadley and Mr. Billeadeau were not due to any disagreement with FactSet, its Board or its management on any matter relating to the Company’s operations, policies or practices.

On June 23, 2020, the Board selected Robin A. Abrams as its Chair. Ms. Abrams succeeds Mr. Hadley, who had served as Chairman of the Board of the Company since 2000. Ms. Abrams has served on the Board since 2011 and is a member of the Audit Committee and the Nominating and Governance Committee of the Board.

On June 23, 2020, the Board elected two new directors, Siew Kai Choy and Lee M. Shavel. In conjunction with their election to the Board, Mr. Choy and Mr. Shavel were appointed to serve as members of the Company’s Audit Committee.

Mr. Choy, age 54, has over 30 years of experience in the investment management industry, retiring from Singapore’s sovereign wealth fund, GIC Private Limited, after 20 years of service. He was a Managing Director of GIC and held key leadership positions in the Equities Investment Department, Risk & Performance Management, Enterprise Data & Analytics, Governance and GIC Innovation Labs. He was also a member of the Corporate Management Committee and Group Risk Committee. From 2015, he led the establishment of an Enterprise Data and Analytics capability in GIC, with responsibility for building corporate-wide capabilities for Investment AI/Data Science, Enterprise Data Governance and Data Architecture, as well as Business Requirements Analysis, Data Management and Operations functions related to solutioning systems and processes supporting investment decision-making by GIC investment groups (across Equities, Fixed Income, Treasury/FX, Private Equities, Real Estate, Private Debt, Infrastructure and Total Portfolio). In his earlier career, Mr. Choy had the start-up experience of building from scratch all functions of a boutique fund management company and leading change initiatives in one of the largest South East Asian banks. He is an independent investor and/or advisor to listed and private companies across Banking, Fintech, Regtech and DeepTech located in Singapore, the United States, the United Kingdom and Europe. Mr. Choy recently served as a Distinguished Careers Institute Fellow at Stanford University. Mr. Choy holds a BSc in Computer Science and Management Science (joint honours) and has attended The Wharton School’s Advanced Management Program for Senior Executives.

Mr. Shavel, age 53, is executive vice president and chief financial officer of Verisk Analytics, Inc., a global data analytics company. Mr. Shavel has been at Verisk since 2017 and is responsible for financial and strategy functions, including accounting, treasury, financial planning and analysis, investor relations, M&A, strategic sourcing and procurement, real estate, and corporate tax. Before joining Verisk, Mr. Shavel served as executive vice president and chief financial officer of Nasdaq, Inc., from 2011 to 2016. Prior to that, he served as managing director and Americas head of Financial Institutions Investment Banking and in other capacities at Bank of America Merrill Lynch from 1993 to 2011. From 2016 to 2019, he served as a board director and chairman of the Audit Committee of Investment Technology Group, Inc. Mr. Shavel graduated with honors from the University of Pennsylvania, with a B.A. in English and a B.S. in Economics from the Wharton School.

There are no arrangements or understandings between either Mr. Choy or Mr. Shavel and any other persons pursuant to which they were selected as directors. Neither Mr. Choy nor Mr. Shavel has a direct or indirect material interest in any currently proposed transaction to which the Company is to be party, nor has either had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

A copy of the press release, dated June 24, 2020, announcing the election of Mr. Choy and Mr. Shavel, the appointment of Ms. Abrams and the resignations of Mr. Hadley and Mr. Billeadeau is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of FactSet Research Systems Inc., dated June 25, 2020, announcing its results for the three months ended May 31, 2020
99.2	Press Release of FactSet Research Systems Inc., dated June 24, 2020
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

June 25, 2020	By:	/s/ HELEN L. SHAN
Helen L. Shan Executive Vice President and Chief Financial Officer (Principal Financial Officer)